MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

January 8, 2016

Dear Contract Owner:

As an owner (“Contract Owner”) of a variable annuity or variable life insurance contract (the “Contract”) issued by Metropolitan Life Insurance Company or one of its affiliated insurance companies (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Pioneer Fund Portfolio (“MIST Portfolio”) of the Met Investors Series Trust (“MIST”) at a Special Meeting of Shareholders to be held on February 26, 2016 (the “Meeting”). Although you are not directly a shareholder of MIST Portfolio, some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the MIST Portfolio shares that are attributable to your Contract at the Meeting. Before the Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of MIST Portfolio. All of the assets of MIST Portfolio would be acquired by WMC Core Equity Opportunities Portfolio (“MSF Portfolio”), a series of the Metropolitan Series Fund (“MSF”), in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. MSF Portfolio’s investment objective and principal investment strategies are similar to those of MIST Portfolio.

You will receive shares of MSF Portfolio having an aggregate net asset value equal to the aggregate net asset value of your MIST Portfolio’s shares immediately prior to the reorganization. You will receive Class A or Class B shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Details about MSF Portfolio’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the reorganization is expected to be a non-taxable event for shareholders and Contract Owners.

The Board of Trustees of MIST has approved the proposal for MIST Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Meeting, you may give your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call MIST at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

Pioneer Fund Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 26, 2016

To the Shareholders of Pioneer Fund Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Pioneer Fund Portfolio of Met Investors Series Trust (“MIST”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, One Financial Center Boston, Massachusetts 02111, on February 26, 2016 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Pioneer Fund Portfolio (“MIST Portfolio”) by WMC Core Equity Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MIST Portfolio.

2.	To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

The Board of Trustees of MIST has fixed the close of business on November 30, 2015 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By order of the Board of Trustees

Michael P. Lawlor
Assistant Secretary
Met Investors Series Trust

January 8, 2016

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE

ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS ON HOW TO COMPLETE THE VOTING INSTRUCTIONS FORM OR VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions form, return it in the enclosed postage-paid envelope.

INSTRUCTIONS FOR VOTING BY TELEPHONE

To vote by telephone, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Call 1-866-298-8476.

3.	Follow the recorded instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote over the Internet, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Log on to www.proxy-direct.com.

3.	Follow the on-screen instructions.

You do not need to return your voting instructions form if you vote over the Internet.

*  *  *

If you have any questions about how to provide voting instructions, please call MIST at 1-800-638-7732.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES OF

PIONEER FUND PORTFOLIO

a series of

Met Investors Series Trust

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

BY AND IN EXCHANGE FOR SHARES OF

WMC CORE EQUITY OPPORTUNITIES PORTFOLIO

a series of

Metropolitan Series Fund

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

PROSPECTUS/PROXY STATEMENT

DATED JANUARY 8, 2016

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Pioneer Fund Portfolio (“MIST Portfolio”) for consideration at a Special Meeting of Shareholders to be held on February 26, 2016 at 10:00 a.m. Eastern time at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), One Financial Center, Boston, Massachusetts 02111, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of MIST Portfolio’s shareholders, the Board of Trustees of Met Investors Series Trust (“MIST”) has approved the proposed reorganization of MIST Portfolio, which is a series of MIST, into WMC Core Equity Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”). MIST Portfolio and MSF Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

Separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) are the record owners of MIST Portfolio’s shares and at the Meeting will vote the shares of MIST Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MIST Portfolio at the Meeting that are attributable to your Contract. Although you are not directly a shareholder of MIST Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of MIST Portfolio refers to each Insurance Company which holds MIST Portfolio’s shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in MIST Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

In the reorganization, all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio (the “Reorganization”). Class E shares of MSF Portfolio are not involved in the Reorganization. If the Reorganization is approved, shares of MSF Portfolio will be distributed to each Record Holder in liquidation of MIST Portfolio, and MIST Portfolio will be terminated as a series of MIST. You will receive Class A or Class B shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Immediately after the Reorganization, you will hold that number of full and fractional shares of MSF Portfolio which have an aggregate net asset value equal to the aggregate net asset value of the shares of MIST Portfolio you held immediately before the Reorganization.

MIST Portfolio is a separate diversified series of MIST, a Delaware statutory trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MSF Portfolio is a separate diversified series of MSF, a Delaware statutory trust, which is also registered as an open-end management investment company under the 1940 Act. The primary investment objective of MIST Portfolio is similar to that of MSF Portfolio, as follows:

Portfolio	Investment Objective
MIST Portfolio	Reasonable income and capital growth.
MSF Portfolio	Provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

This Prospectus/Proxy Statement explains concisely the information about MSF Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about MIST Portfolio:	How to Obtain this Information:

Prospectus of MIST relating to MIST Portfolio, dated May 1, 2015, as amended

Statement of Additional Information of MIST relating to MIST Portfolio, dated May 1, 2015, as amended

Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2014

Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2015 (Unaudited)

Copies are available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about MSF Portfolio:	How to Obtain this Information:

Prospectus of MSF relating to MSF Portfolio, dated May 1, 2015, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of MSF relating to MSF Portfolio, dated May 1, 2015, as amended

Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014

Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2015 (Unaudited)

Copies are available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated January 8, 2016, which relates to this Prospectus/Proxy Statement and the Reorganization	A copy is available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to MIST Portfolio contained in the Prospectus of MIST dated May 1, 2015 (SEC File No. 811-10183) is incorporated by reference into this document. Information relating to MSF Portfolio contained in the Prospectus of MSF dated May 1, 2015 (SEC File No. 811-03618) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated January 8, 2016 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014 (SEC File No. 811-03618), the Semiannual Report of MSF relating to MSF Portfolio for the six-month period ended June 30, 2015 (SEC File No. 811-03618), the Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2014 (SEC File No. 811-10183), the Semiannual Report of MIST relating to MIST Portfolio for the six-month period ended June 30, 2015 (SEC File No. 811-10183), and pro forma financial statements of MIST relating to MIST Portfolio and MSF relating to MSF Portfolio for the twelve-month period ended June 30, 2015, is incorporated by reference into this document.

An investment in MSF Portfolio through a Contract:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

Page
SUMMARY	7
Why is the Reorganization being proposed?	7
What are the key features of the Reorganization?	8
After the Reorganization, what shares of MSF Portfolio will I own?	8
How will the Reorganization affect me?	8
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	9
How do the Trustees recommend that I vote?	9
Who will be the adviser and subadviser of my Portfolio after the Reorganization?	10
How do the Portfolios’ investment objectives and principal investment strategies compare?	10
Are the risk factors for the Portfolios similar?	11
How do the Portfolios’ fees and expenses compare?	11
What will be the primary federal tax consequences of the Reorganization?	14
COMPARISON OF THE PORTFOLIOS	15
What are the principal risks of investing in each Portfolio?	15
How do the Portfolios’ investment objectives and principal investment strategies compare?	19
How do the Portfolios’ portfolio turnover rates compare?	23
How do the Portfolios’ performance records compare?	23
Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?	25
INFORMATION ABOUT THE REORGANIZATION	28
Reasons for the Reorganization	28
Agreement and Plan of Reorganization	29
Federal Income Tax Consequences	31
Pro Forma Capitalization	33
Distribution of Shares	34
Purchase and Redemption Procedures	35
Exchange Privileges	35
Dividend Policy	35
Tax Information	36
Payments to Broker-Dealers and Other Financial Intermediaries	36
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	37
Form of Organization	37
Capitalization	37
Shareholder Liability	38
Shareholder Meetings and Voting Rights	38
Liquidation	39
Liability and Indemnification of Trustees	40

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

As investment adviser to the Portfolios, MetLife Advisers is responsible for overseeing the Portfolios’ subadvisers and for making recommendations to the Boards of Trustees of MIST and MSF relating to the subadvisers. In this capacity, MetLife Advisers has concerns about the long-term stability of the subadviser to the MIST Portfolio in view of its anticipated combination with another asset management firm in 2016. Accordingly, the Adviser recommended to the Board the Reorganization of the MIST Portfolio into the MSF Portfolio, citing its confidence in the stability and investment capabilities of the subadviser to the MSF Portfolio. MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies. In addition, MSF Portfolio’s performance over the one-, five- and ten-year periods ending December 31, 2014, has been comparable to the performance of the MIST Portfolio over the one-, five- and ten-year periods for Class A shares and the one-, five- and since-inception periods for Class B shares. The total annual operating expenses for Class A and Class B shares of MSF Portfolio, before fee waivers, are higher than the total annual operating expenses for Class A and Class B shares of MIST Portfolio. However, following the Reorganization, MSF Portfolio’s total annual operating expenses for Class A and Class B shares, after fee waivers, are expected to be lower than MIST Portfolio’s total annual operating expenses, after fee waivers, for Class A and Class B shares, respectively, prior to the Reorganization. Consequently, MetLife Advisers has recommended that MIST Portfolio merge into MSF Portfolio, which has a similar investment objective and principal investment strategies, comparable investment performance and lower net operating expenses. Moreover, following the Reorganization, MSF Portfolio may in the future benefit from lower expenses that are achieved through economies of scale. MSF Portfolio’s subadviser has agreed to pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders.

MetLife Advisers or one of its affiliates will pay such costs and expenses. For the reasons set forth above, the Board of Trustees of MIST believes that the Reorganization is in the best interests of MIST Portfolio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the in-kind transfer of all of the assets of MIST Portfolio to MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio;

•	the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio;

•	the liquidation of MIST Portfolio by distribution of Class A and Class B shares of MSF Portfolio to MIST Portfolio’s Class A and Class B shareholders, respectively; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about May 1, 2016.

After the Reorganization, what shares of MSF Portfolio will I own?

If you own Class A or Class B shares of MIST Portfolio, you will own Class A or Class B shares of MSF Portfolio. The new shares you receive will have the same total value as your shares of MIST Portfolio as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

The effective management fee for MIST Portfolio is 0.67% and, after the Reorganization, the effective management fee for MSF Portfolio, after fee waivers, is expected to be 0.70%. Total portfolio operating expenses (after the contractual fee waivers) for the twelve months ended June 30, 2015 for Class A and Class B shares of MIST Portfolio were 0.67% and 0.92%, respectively, while total portfolio operating expenses (after the contractual fee waivers) for the twelve months ended June 30, 2015 for the Class A and Class B shares of MSF Portfolio were 0.62% and 0.87%, respectively. Wellington Management Company LLP (“Wellington Management” or the “Subadviser”), the subadviser to MSF Portfolio, has agreed to add an additional breakpoint to the subadvisory fee schedule for the MSF Portfolio effective December 1, 2015. MetLife Advisers will waive advisory fees for MSF Portfolio equal to the amount of the subadvisory fee reduction due to the additional breakpoint.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. MSF Portfolio will sell its shares on a continuous basis at net asset value only to Insurance Companies. Each

Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MSF Portfolio after the Reorganization. After the Reorganization, your Contract values will depend on the performance of MSF Portfolio rather than on that of MIST Portfolio. Neither MIST Portfolio, MSF Portfolio nor their respective shareholders will bear any costs of the Meeting or any adjourned session, any of the costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures. All of these costs will be paid by Wellington Management. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies, it is currently expected that a substantial portion of MIST Portfolio’s portfolio assets (approximately 75%) will be sold prior to the consummation of the Reorganization, which may result in MIST Portfolio realizing capital gains. Actual portfolio sales will depend on the portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of MSF Portfolio’s subadviser. Because Contract Owners hold their interests in MIST Portfolio through variable products, no Contract Owner will recognize any capital gains as a result of the portfolio repositioning. It is estimated that such repositioning will result in brokerage and other transaction costs of approximately $1 million, or 0.21%.

Like MIST Portfolio, MSF Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A or Class B shares, as applicable, of MSF Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A or Class B shares, as applicable, of MSF Portfolio. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Trustees recommend that I vote?

The Board of Trustees of MIST, including the Trustees who are not “interested persons” of MIST (the “Independent Trustees”), as such term is defined in the 1940 Act, has concluded that the Reorganization would be in the best interests of MIST Portfolio, and that the interests of the shareholders of MIST Portfolio would not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MIST Portfolio.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Board of Trustees of MSF has also approved the Plan on behalf of MSF Portfolio.

Who will be the adviser and subadviser of my Portfolio after the Reorganization?

MetLife Advisers serves as the investment adviser to MSF Portfolio and Wellington Management serves as the subadviser to MSF Portfolio and both will serve in these respective capacities after the Reorganization. MetLife Advisers serves as the investment adviser to MIST Portfolio and Pioneer Investment Management, Inc. (“Pioneer” serves as the subadviser to the MIST Portfolio. For more information, see “Comparison of the Portfolios—Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?”

How do the Portfolios’ investment objectives and principal investment strategies compare?

The investment objective and principal investment strategies of MIST Portfolio are similar to those of MSF Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

Although the principal investment strategies for MIST Portfolio are similar to those for MSF Portfolio, there are some differences between the Portfolios. For example, while MIST Portfolio invests, under normal circumstances, in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity, MSF Portfolio seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend and, under normal circumstances, invests at least 80% of its net assets in equity securities. In addition, MIST Portfolio seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values, whereas MSF Portfolio focuses its investments on large capitalization growth companies. Further, MIST Portfolio may invest up to 20% of its assets in foreign equity securities while MSF Portfolio generally is limited to investing up to 25% of its total assets in foreign securities. For more information, see “Comparison of the Portfolios—How do the Portfolios’ investment objectives and principal investment strategies compare?”

Are the risk factors for the Portfolios similar?

Yes. The risk factors are identical due to the similar investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio. For more information, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?” and “Comparison of the Portfolios—Are there any other risks of investing in each Portfolio?”

How do the Portfolios’ fees and expenses compare?

MIST Portfolio offers two classes of shares (Class A and Class B) and MSF Portfolio offer three classes of shares (Class A, Class B and Class E). Class E shares of MSF Portfolio are not involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio. The information provided for “MSF Portfolio (Pro Forma After Reorganization)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place. Actual expenses may be greater or less than those shown. Expense ratios reflect annual fund operating expenses for the twelve month period ended June 30, 2015. Pro forma information is estimated as if the Reorganization had taken place as of July 1, 2014.

THE TABLES AND EXAMPLES BELOW DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. SEE THE CONTRACT PROSPECTUS FOR A DESCRIPTION OF THESE FEES, EXPENSES AND CHARGES. IF CONTRACT CHARGES WERE REFLECTED, THE FEES AND EXPENSES IN THE TABLES AND EXAMPLES BELOW WOULD BE HIGHER.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	MIST Portfolio	MSF Portfolio		MSF Portfolio (Pro Forma After Reorganization)
	Class A	Class A		Class A
Management Fee	0.67%	0.70%		0.70%
Distribution and/or Service (12b-1) Fees	None	None		None
Other Expenses	0.05%	0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.72%	0.73%		0.73%
Fee Waiver	(0.05%)*	(0.11	%)**	(0.11	%)**

Net Operating Expenses After Fee Waiver	0.67%	0.62%		0.62%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MIST Portfolio to the annual rate of 0.625% of the first $400 million of the Portfolio’s average daily net assets, 0.600% of such assets over $400 million up to $900 million and 0.550% of such assets over $900 million. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

**	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.630% of the first $500 million of the Portfolio’s average daily net assets, 0.605% of the next $500 million, 0.580% of the next $3.5 billion and 0.555% of amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Shareholder Fees (fees paid directly from your investment)—None

	MIST Portfolio	MSF Portfolio		MSF Portfolio (Pro Forma After Reorganization)
	Class B	Class B		Class B
Management Fee	0.67%	0.70%		0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%		0.25%
Other Expenses	0.05%	0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.97%	0.98%		0.98%
Fee Waiver	(0.05%)*	(0.11	%)**	(0.11	%)**

Net Operating Expenses After Fee Waiver	0.92%	0.87%		0.87%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MIST Portfolio to the annual rate of 0.625% of the first $400 million of the Portfolio’s average daily net assets, 0.600% of such assets over $400 million up to $900 million and 0.550% of such assets over $900 million. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

**	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.630% of the first $500 million of the Portfolio’s average daily net assets, 0.605% of the next $500 million, 0.580% of the next $3.5 billion and 0.555% of amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Examples of Portfolio Expenses

The following examples are intended to help you compare the cost of investing in each Portfolio, MSF Portfolio (Pro Forma After Reorganization), assuming the Reorganization takes place. The examples assume that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the operating expenses remain the same, and that all fee waivers will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
MIST Portfolio	$68	$225	$396	$890
MSF Portfolio	$63	$222	$395	$896
MSF Portfolio (Pro Forma After Reorganization)	$63	$222	$395	$896

Class B	1 Year	3 Years	5 Years	10 Years
MIST Portfolio	$94	$304	$531	$1,185
MSF Portfolio	$89	$301	$531	$1,191
MSF Portfolio (Pro Forma After Reorganization)	$89	$301	$531	$1,191

What will be the primary federal tax consequences of the Reorganization?

Prior to and as a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (1) no gain or loss will be recognized by MIST Portfolio or the separate accounts through which each Insurance Company owns its shares (“Record Holders”) for federal income tax purposes as a result of receiving shares of MSF Portfolio in connection with the Reorganization; (2) the holding period and aggregate tax basis of the shares of MSF Portfolio that are received by the Record Holders of MIST Portfolio will be the same as the holding period and aggregate tax basis of the shares of MIST Portfolio previously held by such Record Holders, provided that such shares of MIST Portfolio are held as capital assets; (3) the holding period and tax basis of the assets of MIST Portfolio in the hands of MSF Portfolio as a result of the Reorganization will be the same as the holding period and tax basis of such assets in the hands of MIST Portfolio immediately prior to the Reorganization; and (4) no gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of MIST Portfolio’s liabilities.

COMPARISON OF THE PORTFOLIOS

What are the principal risks of investing in each Portfolio?

An investment in each Portfolio is subject to certain risks. The risk factors are identical due to the similar investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio. There is no assurance that the investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following discussion highlights the principal risks associated with investment in each of the Portfolios.

Market Risk

A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, a Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent a Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio’s foreign currency or securities holdings. Although a Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

To the extent a Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject a Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose a Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

How do the Portfolios’ investment objectives and principal investment strategies compare?

Although the principal investment strategies for MIST Portfolio are similar to those for MSF Portfolio, there are some differences between the Portfolios. For example, while MIST Portfolio invests, under normal circumstances, in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity, MSF Portfolio seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend and, under normal circumstances, invests at least 80% of its net assets in equity securities. In addition, MIST Portfolio seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values, whereas MSF Portfolio focuses its investments on large capitalization growth companies. Further, MIST Portfolio may invest up to 20% of its assets in foreign equity securities while MSF Portfolio generally is limited to investing up to 25% of its total assets in foreign securities.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies, it is currently expected that the substantial portion of MIST Portfolio’s portfolio assets that are represented by securities not held by MSF Portfolio (which represents approximately 75% of MIST Portfolio’s assets) will be sold prior to the consummation of the Reorganization, which may result in MIST Portfolio realizing capital gains. Actual portfolio sales will depend on the portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of MSF Portfolio’s subadviser. Because Contract Owners hold their interests in MIST Portfolio through variable products, no Contract Owner will recognize any capital gains as a result of the portfolio repositioning. It is estimated that such repositioning will result in brokerage and other transaction costs of approximately $1 million, or 0.21%.

The following table summarizes a comparison of MIST Portfolio and MSF Portfolio with respect to their investment objectives and principal investment strategies, as set forth more fully in the Prospectuses and Statements of Additional Information relating to the Portfolios.

	MIST Portfolio	MSF Portfolio
Investment Objective	Reasonable income and capital growth.	Provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

Principal Investment Strategies

Pioneer, subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests predominantly in equity securities. Equity securities include common stocks, depositary receipts, warrants, rights, preferred stocks, and equity interests in real estate investment trusts (“REITs”). The Portfolio may invest in securities of any market capitalization, although the Portfolio normally invests a significant portion of its assets in equity securities of large cap companies. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in non-U.S. issuers.

Wellington Management, subadviser to the Portfolio, utilizes an investment approach in managing the Portfolio that seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants. Although the Portfolio may invest in the securities of companies with any market capitalization, the Portfolio normally invests a significant portion of its assets in the equity securities of large- capitalization companies. The

MIST Portfolio	MSF Portfolio

Pioneer uses a value approach to select the Portfolio’s investments. Pioneer seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that Pioneer uses in selecting investments include, but are not limited to:

•    favorable expected returns relative to perceived risk

•    above average potential for earnings and revenue growth

•    a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

•    potential to provide reasonable income

•    low market valuations relative to earnings forecast, book value, cash flow and sales

Portfolio may invest in real estate investment trusts, and may invest up to 25% of its assets in foreign securities, including ADRs.

The investment process that Wellington Management uses to manage the Portfolio is based on the belief that above-average growth in dividends is an effective and often overlooked indicator of high quality, shareholder-oriented companies that produce consistent, above-average returns over time with lower volatility than the broad market. In order to grow dividends, Wellington Management believes companies need to produce not only growth in reported earnings, but also growth in free cash flow, which requires prudent management of balance sheet accruals as well as margins. In Wellington Management’s view, companies also need to allocate free cash flow effectively by reinvesting capital selectively and returning excess capital to shareholders. Historically, companies which have returned excess capital to shareholders via dividends have produced higher returns on capital over time. Wellington Management believes that a portfolio of high-quality stocks with superior prospects for dividend growth, selling at reasonable valuation levels, can produce superior total returns over time.

MSF Portfolio

Leveraging the firm’s global industry analysts, the portfolio manager focuses on identifying high-quality companies that have the ability, propensity, and commitment to return capital to shareholders in the form of a growing dividend. From a financial perspective, the approach seeks to identify companies with a below average debt-to-capital ratio relative to their industry, higher than average and improving returns on capital, modest reinvestment needs, positive balance sheet trends, and free cash flow conversion. The unifying characteristic among the companies held in the Portfolio will be quality cash flow characteristics. Importantly, the portfolio manager also pays close attention to insider activity and management compensation schemes in order to judge the proper alignment of shareholder interests with those of the senior executives.

High-quality companies that meet Wellington Management’s dividend and valuation criteria are ranked on a similar basis. While dividend growth is an important focus of Wellington Management’s investment process, capital appreciation is also considered in determining the attractiveness of the valuation for each security. The portfolio manager monitors the risk/reward profile of each stock, but the most important driver of purchase and sale decisions is the potential for dividend growth and the fundamentals that support that analysis.

How do the Portfolios’ portfolio turnover rates compare?

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, MIST Portfolio’s and MSF Portfolio’s portfolio turnover rates were 24% and 105%, respectively, of the average value of their portfolios.

How do the Portfolios’ performance records compare?

The investment performance for MIST Portfolio and MSF Portfolio over the one-, five- and ten-year periods ended December 31, 2014 has been comparable. Class A shares of MIST Portfolio outperformed Class A shares of MSF Portfolio for the one-, five- and ten-year periods ended December 31, 2014, and Class B shares of MIST Portfolio outperformed Class B shares of MSF Portfolio for the one- and five-year periods ended December 31, 2014.

The information in the bar charts and tables below provides some indication of the risks of investing in the Portfolios by showing changes in each Portfolio’s performance from year to year and how each Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of fees, expenses or withdrawal charges imposed by your Contract. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past performance does not indicate how the Portfolios will perform in the future.

Year-by-Year Total Return For Class A Shares as of December 31 of Each Year

MIST Portfolio Class A Shares

Highest Quarter:            2nd – 2009             14.10%

Lowest Quarter:            4th – 2008             -20.24%

MSF Portfolio Class A Shares

Highest Quarter:            2nd – 2009             20.45%

Lowest Quarter:            4th – 2008             -24.07%

The next set of tables lists the average annual total return of the Class A and Class B shares of MIST Portfolio and MSF Portfolio for the one-, five- and ten-year periods and since inception (ended December 31, 2014), as applicable. These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with index returns. A description of the relevant index can be found following the table. It is not possible to invest directly in an index.

Average Annual Total Return as of December 31, 2014

MIST Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A shares	11.16%	12.66%	6.90%	—	—
Class B shares	10.93%	12.38%	N/A	16.26%	4-28-09
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	13.69%	15.45%	7.67%	—	—

MSF Portfolio	1 Year	5 Years	10 Years
Class A shares	10.63%	12.40%	6.62%
Class B shares	10.35%	12.13%	6.35%
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	13.24%	15.64%	7.96%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	13.69%	15.45%	7.67%

The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

It is not possible to invest directly in an index.

For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for MSF Portfolio. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about MSF Portfolio is also contained in management’s discussion of MSF Portfolio performance which appears in the most recent Annual Report of MSF relating to MSF Portfolio.

Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?

Management of the Portfolios

The overall management of MIST Portfolio and of MSF Portfolio is the responsibility of, and is supervised by, the Board of Trustees of MIST and the Board of Trustees of MSF, respectively.

Adviser

MetLife Advisers is the investment adviser for MSF Portfolio and will continue in this capacity after the Reorganization. MetLife Advisers is the investment adviser for MIST Portfolio. MetLife Advisers selects and pays the fees of the Subadviser for MSF Portfolio and monitors the Subadviser’s investment program. MetLife Investors Group, LLC, an affiliate of MetLife, owns all of the outstanding common shares of MetLife Advisers.

Facts about MetLife Advisers:

•	MetLife Advisers is an affiliate of MetLife.

•

MetLife Advisers manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $135.1 billion as of September 30, 2015.

•	MetLife Advisers is located at One Financial Center, Boston, Massachusetts 02111.

MIST and MSF each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or MIST or MSF, as the case may be, without obtaining shareholder approval. The Trustees of MIST or MSF, as applicable, must approve any new subadvisory agreements entered into in reliance on the exemptive order, and MIST and MSF must comply with certain other conditions set forth in the order.

The exemptive order also permits MIST and MSF to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of MIST or MSF, as applicable. MIST and MSF, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

Subadviser

Wellington Management is the subadviser to MSF Portfolio and will continue in this capacity after the Reorganization. Pioneer is the subadviser to MIST Portfolio. Pursuant to a Subadvisory Agreement with MetLife Advisers, the Subadviser continuously furnishes an investment program for MSF Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of portfolio transactions.

Facts about the Subadviser:

•	The Subadviser is a Delaware limited liability partnership dating back to 1928.

•	The Subadviser had assets under management of approximately $898 billion as of September 30, 2015.

•	The Subadviser is located at 280 Congress Street, Boston, Massachusetts 02210

Portfolio Management

Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager of MSF Portfolio since February 2014. Mr. Kilbride joined Wellington Management as an investment professional in 2002.

Please refer to MSF’s Statement of Additional Information for information about the portfolio manager’s compensation, other accounts managed and ownership of securities in MSF Portfolio.

Management Fees

For its management and supervision of the daily business affairs of MIST Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion. For the year ended December 31, 2014, the Portfolio paid MetLife Advisers an investment advisory fee of 0.62% of the Portfolio’s average daily net assets.

MetLife Advisers has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the management fee for each Class of MIST Portfolio to the annual rate of 0.625% of the first $400 million of the Portfolio’s average daily net assets, 0.600% of such assets over $400 million up to $900 million and 0.550% of such assets over $900 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

As compensation for its services to MSF Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% for the first $1 billion of MSF Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. For the year ended December 31, 2014, the Portfolio paid MetLife Advisers an investment advisory fee of 0.56% of the Portfolio’s average daily net assets.

MetLife Advisers has agreed to waive a portion of the management fee reflecting a portion of the savings from the application of a discount to the subadvisory fees payable by MetLife Advisers to Wellington Management.

In addition, MetLife Advisers has contractually agreed, for the period May 1, 2015, through April 30, 2016, to reduce the management fee for each Class of MSF Portfolio to the annual rate of 0.630% of the first $500 million of the Portfolio’s average daily net assets, 0.605% of the next $500 million, 0.580% of the next $3.5 billion and 0.555% of amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2016, only with the approval of the Board of Trustees of the Portfolio.

Subadvisory Fees

MetLife Advisers pays Pioneer a fee based on MIST Portfolio’s average daily net assets. MIST Portfolio is not responsible for the fees paid to Pioneer. For the year ended December 31, 2014, MetLife Advisers paid to Pioneer a subadvisory fee of 0.30% of MIST Portfolio’s average daily net assets.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2014, MetLife Advisers paid to the Subadviser and the former investment subadviser an aggregate subadvisory fee of 0.21% of the Portfolio’s average daily net assets.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

As investment adviser to the Portfolios, MetLife Advisers is responsible for overseeing the Portfolios’ subadvisers and for making recommendations to the Boards of Trustees of MIST and MSF relating to the subadvisers. In this capacity, MetLife Advisers has concerns about the long-term stability of the subadviser to the MIST Portfolio in view of its anticipated combination with another asset management firm in 2016. Accordingly, the Adviser recommended to the Board the Reorganization of the MIST Portfolio into the MSF Portfolio, citing the Adviser’s confidence in the stability and investment capabilities of Wellington Management, the subadviser to the MSF Portfolio.

At a meeting held on November 17-18, 2015, all of the Trustees of MIST, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MIST Portfolio, and that the interests of existing shareholders of MIST Portfolio will not be diluted as a result of the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information that was provided by MetLife Advisers about the Portfolios and the terms of the proposed Reorganization. The information provided by MetLife Advisers showed that the Reorganization presented the potential for current MIST Portfolio shareholders to pursue similar investment objectives in a Portfolio with comparable past performance and lower overall expenses. Specifically, the Trustees noted that the shareholders of MIST Portfolio may benefit from the Reorganization because MSF Portfolio’s total annual operating expenses, after fee waivers, are expected to be lower than the total annual operating expenses, after fee waivers, of MIST Portfolio prior to the Reorganization. In addition, MSF Portfolio’s performance over the one-, five- and ten-year periods ending December 31, 2014, has been comparable to the performance of the MIST Portfolio over the one-, five- and ten-year periods for Class A shares and the one-, five- and since-inception periods for Class B shares.

The combination of the two Portfolios which have similar investment objectives and principal investment strategies also is expected to result in operational efficiencies for MSF Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of the interests of the shareholders of MIST Portfolio;

•	the fact that MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies;

•	the fees and expenses of each Portfolio before and after applicable fee waivers;

•

the fact that Wellington Management will bear all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation, and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by MIST Portfolio, MSF Portfolio or their respective shareholders;

•	the anticipated transaction costs associated with the Reorganization;

•	the fact that MSF Portfolio will assume all of the liabilities of MIST Portfolio;

•	the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•	alternatives available to shareholders of MIST Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Trustees of MIST met with counsel to MIST and independent legal counsel to the Independent Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Trustees of MIST concluded that the proposed Reorganization would be in the best interests of MIST Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MIST Portfolio for approval.

The Trustees of MSF, including the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, also considered and approved the Reorganization, including the Plan, on behalf of MSF Portfolio based upon determinations that the Reorganization is in the best interests of MSF Portfolio, and that the interests of the existing shareholders of MSF Portfolio would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio on or about May 1, 2016 or such other date as may be agreed upon by the parties (the “Closing Date”). MIST Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, MIST Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio’s Record Holders all of the Portfolio’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the Portfolio’s net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A and Class B shares of MSF Portfolio to be received by the Record Holders of MIST Portfolio will be determined by dividing the net asset value of the Class A and Class B shares of MIST Portfolio by the net asset value of one share of the corresponding class of MSF Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of MSF Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, MIST Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Valuation Date the full and fractional shares of MSF Portfolio received by MIST Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MIST Portfolio’s Record Holders on MSF Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MIST Portfolio’s Record Holders. All issued and outstanding shares of MIST Portfolio will be canceled. The shares of MSF Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MIST Portfolio will be terminated as a series of MIST.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MIST Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, which will include the opinion that the Reorganization will be a tax-free reorganization.

Notwithstanding approval of MIST Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of MIST Portfolio and MSF Portfolio or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

If the Reorganization is consummated, Wellington Management will pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation (including the cost of any proxy-soliciting agent) and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

If MIST Portfolio’s shareholders do not approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders, including liquidation of the Portfolio or replacing the subadviser.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1)	The transfer of all of the assets of MIST Portfolio solely in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio, followed by the distribution of MSF Portfolio’s shares to the Record Holders of MIST Portfolio in dissolution and liquidation of MIST Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and MIST Portfolio and MSF Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio solely in exchange for the shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio;

(3)	No gain or loss will be recognized by MIST Portfolio on the transfer of its assets to MSF Portfolio in exchange for MSF Portfolio’s shares and the assumption by MSF Portfolio of the liabilities of MIST Portfolio or upon the distribution (whether actual or constructive) of MSF Portfolio’s shares to MIST Portfolio’s Record Holders in exchange for their shares of MIST Portfolio;

(4)	No gain or loss will be recognized by MIST Portfolio’s Record Holders upon the exchange of their shares of MIST Portfolio for shares of MSF Portfolio in liquidation of MIST Portfolio;

(5)	The aggregate tax basis of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MIST Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio will include the period during which the shares of MIST Portfolio exchanged therefor were held (provided that the shares of MIST Portfolio were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of MIST Portfolio acquired by MSF Portfolio will be the same as the tax basis of such assets to MIST Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MSF Portfolio will include the period during which the assets were held by MIST Portfolio; and

(7)	MSF Portfolio will succeed to and take into account the capital loss carryovers, if any, of MIST Portfolio described in Section 381(c) of the Code. MSF Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MIST Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MIST Portfolio shares and the fair market value of the shares of MSF Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract Owner would not recognize taxable income in that event.

MSF Portfolio’s utilization after the Reorganization of any pre-Reorganization realized or built-in losses of MIST Portfolio to offset gains realized by MSF Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

The following table (which is unaudited) sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2015, and the capitalization of MSF Portfolio on a pro forma combined basis as of that date, giving effect to the proposed acquisition of the assets and assumption of the liabilities of MIST Portfolio by MSF Portfolio at net asset value. The pro forma data reflects an exchange ratio of approximately .4785 Class A and .4765 Class B shares of MSF Portfolio for each Class A and Class B share of MIST Portfolio, respectively.

Capitalization of MIST Portfolio, MSF Portfolio and MSF Portfolio (Pro Forma After Reorganization)

	MIST Portfolio			MSF Portfolio		Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Net Assets
Class A Class B Class E	$ $	380,811,794 88,364,764 —	(b)	$ $ $	2,228,681,538 643,826,857 871,799,531	— — —	* * *	$ $ $	2,609,493,332 732,191,621 871,799,531

Total Net Assets		$469,176,558			$3,744,307,926				$4,213,484,484

Net Asset Value Per Share
Class A Class B Class E	$ $	13.14 12.95 —	(b)	$ $ $	27.46 27.18 27.24			$ $ $	27.46 27.18 27.24

Shares Outstanding
Class A Class B Class E		28,979,196 6,822,747 —	(b)		81,162,724 23,683,928 32,001,334	(15,111,323 (3,571,652 —	)(a) )(a) (b)		95,030,597 26,935,023 32,001,334

Total Shares Outstanding		35,801,943			136,847,986	(18,682,975	)(a)		153,966,954

*	All of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures that are incurred by MIST Portfolio or MSF Portfolio will be paid by Wellington Management.

(a)	Reflects change in shares outstanding due to the issuance of Class A and Class B shares of MSF Portfolio in exchange for Class A and Class B shares, respectively, of MIST Portfolio based upon the net asset value of MSF Portfolio’s Class A and Class B shares at June 30, 2015.

(b)	No Class E shares of MIST Portfolio were outstanding on June 30, 2015.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

All portfolios of MSF sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MSF Portfolio are passed through to the Insurance Company’s separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MSF Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MSF.

MetLife Investors Distribution Company (“MLIDC”), an affiliate of MetLife, serves as the distributor for MSF’s shares. The address of MLIDC is 1095 Avenue of the Americas, New York, New York 10036. MLIDC and its affiliates distribute the Contracts, and MSF Portfolio’s shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. MSF Portfolio currently offers Class A, Class B and Class E shares. Class E shares are not part of the Reorganization. MLIDC receives no compensation from MSF or purchasers of MSF Portfolio’s shares for acting as distributor of the Portfolio’s Class A shares. MIST Portfolio currently offers Class A and Class B shares. Class B shares bear their own distribution expenses, if any.

In the proposed Reorganization, shareholders of MIST Portfolio owning Class A and Class B shares will receive Class A or Class B shares, respectively, of MSF Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of MSF Portfolio.

Class B shares of MIST Portfolios are subject to Rule 12b-1 fees. A Rule 12b-1 plan has been adopted for the Class B shares of MIST Portfolio, under which MIST Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class B shares.

Class B shares of MSF Portfolio are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class B shares of MSF Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.

In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which MSF Portfolio serves as an investment vehicle. More detailed descriptions of the classes of shares and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to MSF Portfolio.

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Portfolio. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. A Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract. Orders received in good order prior to 4:00 p.m. Eastern time will receive the net asset value per share calculated on that same day.

MLIDC and its affiliates place orders for the purchase or redemption of shares of MSF Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for MSF Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MSF.

Dividend Policy

Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long-

or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

Each Portfolio has qualified, and MSF Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its Record Holders.

Tax Information

No discussion is included here as to the federal income tax consequences at the shareholder level because the separate accounts are the only Record Holders of the Portfolios’ shares. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Neither Portfolio is sold directly to the general public but instead each Portfolio is offered as an underlying investment option for Contracts issued by Insurance Companies that are affiliated with the Portfolios and MetLife Advisers. As a result of these affiliations, the Insurance Companies may benefit more from offering a Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolios and their related companies may also make payments to the sponsoring Insurance Companies (or their affiliates) for distribution and/or other services. The benefits to the Insurance Companies of offering the Portfolios over unaffiliated portfolios and these payments may be factors that the Insurance Companies consider in including the Portfolios as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

As Delaware statutory trusts, the operations of MIST and MSF are governed by their respective Amended and Restated Agreements and Declarations of Trust and Amended and Restated By-Laws, and applicable Delaware and federal law. Shareholders of MIST Portfolio who are entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of MSF’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, without charge, upon written or oral request to MSF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. Any discussion of the “Trust” in this section refers to each of MIST and MSF and its Amended and Restated Agreement and Declaration of Trust.

Form of Organization

As noted above, MIST and MSF are each organized as a Delaware statutory trust. MIST and MSF are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of MIST Portfolio and other mutual funds of various asset classes; the series of MSF consist of MSF Portfolio and other mutual funds of various asset classes. MIST and MSF currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws, Board of Trustees and Delaware and federal law.

Capitalization

The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in MSF are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

Shares of MIST Portfolio are currently offered in two classes (Class A and Class B) and shares of MSF Portfolio are currently offered in three classes (Class A, Class B and Class E). Shares of each class of a Portfolio represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the applicable Trustees.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust of the Trust (a) provides that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust, or any Portfolio of the Trust, (b) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets and property of the Trust, or the particular Portfolio in question, as the case may be, and the obligation is not binding upon the shareholders of the Trust individually; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder individually; and (c) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations or liabilities of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Shareholder Meetings and Voting Rights

Neither MIST on behalf of MIST Portfolio nor MSF on behalf of MSF Portfolio is required to hold annual meetings of shareholders and neither expects to do so. MIST and MSF are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Cumulative voting is not permitted in the election of Trustees of MIST or of MSF.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of MIST and MSF, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Except when a larger vote is required by applicable law or the applicable governing documents, when a quorum is present at any meeting of MIST or MSF, as the case may be, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee.

A Trustee of MIST or MSF may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MIST or MSF, as the case may be. In addition, a Trustee of MIST or MSF may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees of MIST or MSF, as the case may be, prior to such removal.

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote.

The Amended and Restated Agreement and Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust to merge or consolidate with or into or transfer its assets and any liabilities to one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation or transfer of assets and any liabilities) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, unless otherwise permitted under the 1940 Act, (2) cause any one or more Portfolio (or class) of the Trust to merge or consolidate with or into or transfer its assets and any liabilities to any one or more other Portfolio (or class) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations, (3) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (4) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Under the Amended and Restated Agreement and Declaration of Trust of the Trust, the Trustees may also terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Liquidation

In the event of the liquidation of MIST or MSF, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST or MSF, the Portfolio or attributable to the class over the liabilities belonging to MIST or MSF, the Portfolio or attributable to the class, as applicable. The assets so distributable will be distributed among the shareholders in proportion to the number of shares of the Portfolio or class of a Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Amended and Restated Agreement and Declaration of Trust of the Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money to a Trustee for expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Amended and Restated Agreements and Declarations of Trust of MIST and MSF, their Amended and Restated By-Laws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Amended and Restated Agreements and Declarations of Trust, Amended and Restated By-Laws and Delaware and federal law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of MIST Portfolio in connection with a solicitation of voting instructions by the Trustees of MIST, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 26, 2016, at the offices of MetLife Advisers, One Financial Center, Boston, Massachusetts 02111, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MIST Portfolio on or about January 13, 2016.

The Board of Trustees of MIST has fixed the close of business on November 30, 2015 as the record date (the “Record Date”) for determining the shareholders of MIST Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MIST Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MIST Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MIST Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MIST Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MIST Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to give voting instructions, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or over the Internet by following the instructions that appear on the voting instructions form or attend the Meeting in person and provide your voting instructions to the relevant Insurance Company. Instructions on how to complete the voting instructions form or vote by telephone or over the Internet are included immediately after the Notice of Special Meeting.

If an enclosed voting instructions form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instructions form to MIST at One Financial Center, Boston, Massachusetts 02111 or by re-voting by calling the Vote By Phone number provided on your voting instructions form or accessing www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Unless revoked, all valid voting instructions received in time to be voted at the Meeting will be voted, or the Insurance Company will abstain from voting, in accordance with such voting instructions. If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. Abstentions from voting are effectively treated as votes against the proposed Reorganization. MIST has been advised that shares of MIST Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Holders and voted in the same proportion as the shares for which voting instructions are received from Contract Owners. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a small number of Contract Owners may determine the outcome of a vote.

Approval of the Plan will require the affirmative vote of a majority of the shares of MIST Portfolio outstanding at the close of business on the Record Date. The term “majority of the outstanding shares” of MIST Portfolio means the lesser of (a) the holders of 67% or more of the shares of MIST Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of MIST Portfolio. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of MIST Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Amended and Restated Agreement and Declaration of Trust of MIST.

Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers and employees of MetLife Advisers, its affiliates or other representatives of MIST (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, MIST’s proxy solicitor. All of the costs of this proxy solicitation and all of the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at approximately $115,000, of which $16,015 are for proxy solicitation Services.) will be paid by Wellington Management. Neither MIST Portfolio, MSF Portfolio nor their respective shareholders will bear any costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

If shareholders of MIST Portfolio do not vote to approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of MIST Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Amended and Restated Agreement and Declaration of Trust of MIST to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

MIST does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of MIST at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by MIST in a reasonable period of time prior to that meeting.

The votes of the shareholders of MSF Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The Record Holders of MIST Portfolio on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of MIST Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of MIST Portfolio outstanding and entitled to vote was as follows:

Number of Shares
Class A	27,563,704.846
Class B	6,817,021.020

As of the Record Date, there were no shares of MSF Portfolio entitled to vote at the Meeting.

As of November 30, 2015, the officers and Trustees of MIST and the officers and Trustees of MSF beneficially owned as a group less than 1% of the outstanding shares of MIST Portfolio and MSF Portfolio, respectively.

Control Persons and Principal Holders of Securities

The Insurance Companies have advised MIST and MSF that as of November 30, 2015 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of MIST Portfolio and MSF Portfolio, respectively.

All of the shares of MIST Portfolio and MSF Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of MIST Portfolio and MSF Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. However, the Insurance Companies will vote the shares of MIST Portfolio at the Meeting in accordance with timely voting instructions received from Contract Owners. In addition, shares of MIST Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be voted in the same proportion as the shares for which voting instructions are received from Contract Owners. This practice means that a small number of Contract Owners may determine the outcome of the vote and it limits the Insurance Companies’ influence over the outcome of the vote.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of each of MIST Portfolio and MSF Portfolio as of and for the year ended December 31, 2014, and the financial statements and financial highlights for the periods indicated therein, the Semiannual Report of MIST Portfolio as of and for the six month period ended June 30, 2015 (unaudited), and the financial statements and financial highlights for the periods indicated therein, and the Semiannual Report of MSF Portfolio as of and for the six month period ended June 30, 2015 (unaudited), and the financial statements and financial highlights for the periods indicated therein, all have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the periods indicated in the Annual Report of each of MIST Portfolio and MSF Portfolio that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of MSF Portfolio will be passed upon by Sullivan & Worcester LLP.

ADDITIONAL INFORMATION

MIST and MSF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 3475 Lenox Road, NE, Suite 1000, Atlanta, GA 30326-1232; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604-2908; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; 3 World Financial Center, Suite 400, New York, NY 10281-1022; 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of MIST do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF MIST RECOMMEND APPROVAL OF THE PLAN AND ANY PROPERLY EXECUTED BUT UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 8, 2016

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , by and among (i) Met Investors Series Trust (the “Acquired Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of Pioneer Fund Portfolio (the “Acquired Portfolio”), a series of the Acquired Trust, (ii) Metropolitan Series Fund (the “Acquiring Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of WMC Core Equity Opportunities Portfolio (the “Acquiring Portfolio”), a series of the Acquiring Trust, and (iii), solely with respect to paragraph 9, MetLife Advisers, LLC (“MetLife Advisers”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio in exchange solely for shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio and the distribution of such shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF ACQUIRED PORTFOLIO.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Trust, on behalf of the Acquired Portfolio, will transfer and deliver to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, all the assets of the Acquired Portfolio as set forth in paragraph 1.2;

(b)	The Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Portfolio, including indemnification of the officers and trustees of the Acquired Portfolio in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Portfolio will issue and deliver to the Acquired Portfolio in exchange for such assets (i) the number of full and fractional shares of each class of shares of the Acquiring Portfolio determined by dividing the net asset value of the respective class of shares of the Acquired Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2, (with the shares of the Acquiring Portfolio to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Portfolio Shares”). Holders of Class A or Class B shares of the Acquired Portfolio will receive Class A or Class B shares, respectively, of the Acquiring Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Portfolio on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Portfolio on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Portfolio will liquidate and distribute to its shareholders of record (the “Acquired Portfolio Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1. Each Acquired Portfolio Shareholder shall be entitled to receive that proportion of each class of Acquiring Portfolio Shares (consisting, in the case of each Acquired Portfolio Shareholder, of Acquiring Portfolio Shares of the same designated class as the shares of the Acquired Portfolio which such Acquired Portfolio Shareholder holds) which the number of shares of that class of the Acquired Portfolio held by such Acquired Portfolio Shareholder bears to the total number of shares of that class of the Acquired Portfolio outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective number of Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio shall not be obligated to issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.4	With respect to Acquiring Portfolio Shares distributable pursuant to paragraph 1.3 to an Acquired Portfolio Shareholder holding a certificate or certificates for shares of the Acquired Portfolio, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Portfolio Share certificates therefor, exchange such Acquiring Portfolio Shares for shares of other investment companies, effect an account transfer of such Acquiring Portfolio Shares, or pledge or redeem such Acquiring Portfolio Shares until the Acquiring Trust has been notified by the Acquired Portfolio or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Portfolio shares or, in the event of lost certificates, posted adequate bond.

1.5	Any obligation of the Acquired Portfolio to make filings with governmental authorities is and shall remain the responsibility of the Acquired Portfolio through the Closing Date and up to and including such later date on which the Acquired Portfolio is terminated.

1.6	As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes that will be carried over by the Acquiring Portfolio as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Trust.

1.7	As promptly as possible after the Closing Date, the Acquired Portfolio shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Portfolio shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1	For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Portfolio shall be the net asset value of such class of the Acquired Portfolio computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust.

2.2	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Portfolio shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on May 1, 2016, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, located at One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

3.2	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than thirty days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for WMC Core Equity Opportunities Portfolio, a series of Metropolitan Series Fund”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust upon the giving of written notice to the other party.

3.4

At the Closing, the Acquired Portfolio or its transfer agent shall deliver to the Acquiring Portfolio or its designated agent a list of the names and addresses of the Acquired Portfolio Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Portfolio owned by each Acquired Portfolio Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or

Assistant Secretary of the Acquired Trust. The Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders as provided in paragraph 1.3.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants the following to the Acquiring Trust and to the Acquiring Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquired Trust is not in violation in any material respect of any provision of its Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Portfolio;

(e)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Portfolio, any of its properties or assets, or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The unaudited statement of assets and liabilities as of June 30, 2015, the unaudited statement of operations for the six months ended June 30, 2015, the unaudited statement of changes in net assets for the six months ended June 30, 2015, and the unaudited schedule of investments as of June 30, 2015, of the Acquired Portfolio, copies of which will be furnished to the Acquiring Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2015;

(g)	Since June 30, 2015, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Portfolio of indebtedness, except as disclosed in writing to the Acquiring Portfolio. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)

The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Portfolio are Class A and Class B shares, and at the Closing Date will be Class A and Class B shares, having the characteristics described in the Acquired Portfolio’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Portfolio Prospectus”). All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Portfolio Prospectus), non-assessable by the Acquired Portfolio and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Portfolio are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Portfolio Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Portfolio;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Portfolio, this Agreement will constitute the valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Portfolio Shares to be issued to the Acquired Portfolio pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to its assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Portfolio to be transferred to the Acquiring Portfolio pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Portfolio will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Portfolio. As used in this Agreement, the term “Investments” shall mean the Acquired Portfolio’s investments shown on the schedule of its investments as of June 30, 2015, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Portfolio shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Portfolio pursuant to this Agreement, the Acquiring Portfolio will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Portfolio (collectively, as from time to time amended and supplemented, the “Acquiring Portfolio Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Portfolio or the Acquired Portfolio, except as previously disclosed by the Acquired Portfolio to and accepted by the Acquiring Portfolio.

4.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants the following to the Acquired Trust and to the Acquired Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquiring Portfolio Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Portfolio is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Portfolio will have good and marketable title to its assets;

(e)	The Acquiring Trust is not in violation in any material respect of any provisions of its Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of its properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The unaudited statement of assets and liabilities as of June 30, 2015, the unaudited statement of operations for the six months ended June 30, 2015, the unaudited statement of changes in net assets for the six months ended June 30, 2015, and the unaudited schedule of investments as of June 30, 2015, of the Acquiring Portfolio, copies of which will be furnished to the Acquired Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2015;

(h)	Since June 30, 2015, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)	The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.00001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Portfolio are Class A, Class B and Class E shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquiring Portfolio Prospectus. All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Portfolio of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Portfolio may have pursuant to this Agreement);

(l)	The Acquiring Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Portfolio Prospectus;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Portfolio enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A or Class B shares of beneficial interest in the Acquiring Portfolio, and will be fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)

The information to be furnished by the Acquiring Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

The Acquiring Trust, on behalf of the Acquiring Portfolio, and the Acquired Trust, on behalf of the Acquired Portfolio, each hereby covenants and agrees with the other as follows:

5.1	The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2	The Acquired Portfolio will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with the meeting of the Acquired Portfolio Shareholders referred to in paragraph 5.2, the Acquired Portfolio will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Portfolio Shares to be distributed to the Acquired Portfolio Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The Acquiring Portfolio will advise the Acquired Portfolio promptly if at any time prior to the Closing Date the Acquiring Portfolio becomes aware that the assets of the Acquired Portfolio include any securities which the Acquiring Portfolio is not permitted to acquire.

5.5	Subject to the provisions of this Agreement, the Acquired Portfolio and the Acquiring Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO.

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Portfolio of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered to the Acquired Portfolio an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3	The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

(a)

The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquiring Portfolio is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws of the Trust;

(b)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Portfolio and, assuming the Prospectus/Proxy Statement and N-14 Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is the valid and binding obligation of the Acquiring Portfolio enforceable against the Acquiring Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquiring Portfolio has the power to assume the liabilities to be assumed by it hereunder;

(e)	The Acquiring Portfolio Shares to be issued for transfer to the shareholders of the Acquired Portfolio as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Portfolio, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Portfolio has any preemptive right of subscription or purchase in respect of such shares;

(f)

The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Portfolio of their respective obligations hereunder will not, violate the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound;

(g)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Portfolio of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

(h)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquiring Trust or the Acquiring Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein; and

(i)	To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Portfolio or any of their properties or assets that would impair the Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquired Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(a)	The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquired Portfolio is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust;

(b)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Portfolio and, assuming the Prospectus/Proxy Statement and the N-14 Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, the Agreement constitutes the valid and binding obligation of the Acquired Portfolio enforceable against the Acquired Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquired Portfolio has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Portfolio will have duly transferred such assets to the Acquiring Portfolio;

(e)

The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio did not, and the performance by the Acquired Trust and the Acquired Portfolio of their respective obligations hereunder will not, violate the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein;

(h)	To such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Portfolio or any of their respective properties or assets that would impair the Acquired Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	All issued and outstanding shares of the Acquired Portfolio are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Portfolio’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3	The Acquired Portfolio shall have furnished to the Acquiring Portfolio tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2015.

7.4	Prior to the Closing Date, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Portfolio’s investment company taxable income for its taxable years ending on or after December 31, 2015 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2015 and on or prior to the Closing Date.

7.5	The Acquired Portfolio shall have furnished to the Acquiring Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement.

7.6	The custodian of the Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate identifying all of the assets of the Acquired Portfolio held by such custodian as of the Valuation Date, and the Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of assets and liabilities of the Acquired Portfolio as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.

The respective obligations of the Acquired Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Portfolio of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2	On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio;

8.4	The N-14 Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5	The Acquired Portfolio and the Acquiring Portfolio shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a)	The transfer of all of the Acquired Portfolio assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio followed by the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in dissolution and liquidation of the Acquired Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio.

(c)	No gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the separate accounts as shareholders of Acquired Portfolio in exchange for their shares of the Acquired Portfolio.

(d)	No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares in liquidation of the Acquired Portfolio.

(e)	The aggregate tax basis of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such separate account as a shareholder of the Acquired Portfolio immediately prior to the Closing, and the holding period of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio will include the period during which the Acquired Portfolio shares exchanged therefor were held (provided the Acquired Portfolio shares were held as capital assets on the date of the Closing).

(f)	The tax basis of the Acquired Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Closing, and the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio.

(g)	The Acquiring Portfolio will succeed to and take into account capital loss carryover, if any, of the Acquired Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio.

9.	FEES AND EXPENSES.

9.1	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Portfolio and the Acquiring Portfolio, whether incurred before or after the date of this Agreement, will be borne by MetLife Advisers. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the N-14 Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolio Shares to be issued in connection herewith in each state in which the Acquired Portfolio Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Portfolio shall pay its own federal and state registration fees.

9.2	Except as otherwise provided for in paragraph 9.3, any portfolio transaction costs incurred by the Acquired Portfolio prior to the consummation of the transactions contemplated by this Agreement will be borne by the Acquired Portfolio. Any portfolio transaction costs incurred by the Acquiring Portfolio after the consummation of the transactions contemplated by this Agreement will be borne by the Acquiring Portfolio.

9.3	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Portfolio and the Acquired Portfolio in connection with such transactions.

9.4	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Portfolio nor the Acquired Portfolio shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.5	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Trust and the Acquiring Trust. In addition, either the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust; or

(d)	If the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio; provided, however, that following the shareholders’ meeting called by the Acquired Portfolio pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, One Financial Center, Boston, Massachusetts 02111, attn: Secretary; or (ii) Met Investors Series Trust, One Financial Center, Boston, Massachusetts 02111, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Certificate of Trust of each of the Acquired Trust and the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Portfolio and the Acquiring Portfolio.

14.6	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

MET INVESTORS SERIES TRUST, on behalf of its Pioneer Fund Portfolio

By:
Name:
Title:

METROPOLITAN SERIES FUND, on behalf of its WMC Core Equity Opportunities Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraph 9 only:

METLIFE ADVISERS, LLC

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

PIONEER FUND PORTFOLIO

a series of

MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

By and In Exchange For Shares of

WMC CORE EQUITY OPPORTUNITIES PORTFOLIO

a series of

METROPOLITAN SERIES FUND

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

This Statement of Additional Information, dated January 8, 2016, relating specifically to the proposed transfer of the assets and liabilities of Pioneer Fund Portfolio (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”), to WMC Core Equity Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”), in exchange for Class A and Class B shares of MSF Portfolio (to be issued to holders of Class A and Class B shares of MIST Portfolio), consists of the information set forth below pertaining to MIST Portfolio and MSF Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)	Statement of Additional Information of MIST relating to MIST Portfolio dated May 1, 2015, as amended SEC File No. 811-10183;

(2)	Statement of Additional Information of MSF relating to MSF Portfolio dated May 1, 2015, as amended SEC File No. 811-03618;

(3)	Annual Report of MIST relating to MIST Portfolio, for the year ended December 31, 2014 SEC File No. 811-10183;

(4)	Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014 SEC File No. 811-03618;

(5)	Semiannual Report of MIST relating to MIST Portfolio for the six-month period ended June 30, 2015 SEC File No. 811-10183;

(6)	Semiannual Report of MSF relating to MSF Portfolio for the six-month period ended June 30, 2015 SEC File No. 811-03618; and

(7)	Pro forma financial statements as of June 30, 2015.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MIST Portfolio and MSF Portfolio dated January 8, 2016. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MSF at the telephone number or address set forth above.

Pro Forma Schedule of Investments as of 06/30/2015 (Unaudited)

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Aerospace & Defense	General Dynamics Corp.	—	$—		359,290	$50,907,800		359,290	$50,907,800
	Honeywell International, Inc.	20,020	2,041,439		1,012,752	103,270,322		1,032,772	105,311,761
	Lockheed Martin Corp.	—	—		500,629	93,066,931		500,629	93,066,931
	Northrop Grumman Corp.	—	—		425,888	67,558,613		425,888	67,558,613
	United Technologies Corp.	68,476	7,596,043		815,591	90,473,510		884,067	98,069,553

			9,637,482	2.0%		405,277,176	10.8%		414,914,658	9.8%

Air Freight & Logistics	United Parcel Service, Inc. - Class B	—	—	0.0%	1,249,021	121,042,625	3.2%	1,249,021	121,042,625	2.9%

Auto Components	BorgWarner, Inc.**	47,081	2,676,084	0.6%	—	—	0.0%	47,081	2,676,084	0.1%

Banks	Bank of America Corp.**	296,687	5,049,613		—	—		296,687	5,049,613
	BB&T Corp.**	92,397	3,724,523		—	—		92,397	3,724,523
	Citigroup, Inc.**	58,903	3,253,802		—	—		58,903	3,253,802
	Citizens Financial Group, Inc.**	61,428	1,677,599		—	—		61,428	1,677,599
	PNC Financial Services Group, Inc. (The)	38,661	3,697,924		805,272	77,024,267		843,933	80,722,191
	U.S. Bancorp**	147,146	6,386,136		—	—		147,146	6,386,136
	Wells Fargo & Co.	236,692	13,311,558		1,358,689	76,412,669		1,595,381	89,724,227

			37,101,155	7.9%		153,436,936	4.1%		190,538,091	4.5%

Beverages	Anheuser-Busch InBev NV	—	—		471,296	56,723,092		471,296	56,723,092
	Coca-Cola Co. (The)	113,750	4,462,412		2,459,545	96,487,950		2,573,295	100,950,362
	Coca-Cola Enterprises, Inc.**	93,777	4,073,673		—	—		93,777	4,073,673
	Diageo plc	—	—		2,403,843	69,678,719		2,403,843	69,678,719
	Dr Pepper Snapple Group, Inc.**	35,781	2,608,435		—	—		35,781	2,608,435

			11,144,520	2.4%		222,889,761	5.9%		234,034,281	5.5%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Biotechnology	Alder Biopharmaceuticals, Inc. (a)**	44,895	$2,378,088		—	$—		44,895	$2,378,088
	Alnylam Pharmaceuticals, Inc. (a)**	39,669	4,755,123		—	—		39,669	4,755,123
	Amgen, Inc.	—	—		430,581	66,102,795		430,581	66,102,795
	Celgene Corp. (a)**	56,336	6,520,047		—	—		56,336	6,520,047

			13,653,258	2.9%		66,102,795	1.8%		79,756,053	1.9%

Building Products	Allegion plc**	30,662	1,844,013		—	—		30,662	1,844,013
	Fortune Brands Home & Security, Inc. (b)**	22,932	1,050,744		—	—		22,932	1,050,744

			2,894,757	0.6%		—	0.0%		2,894,757	0.1%

Capital Markets	BlackRock, Inc.	—	—		183,167	63,372,119		183,167	63,372,119
	Charles Schwab Corp. (The)**	100,525	3,282,141		—	—		100,525	3,282,141
	Franklin Resources, Inc.**	65,187	3,196,119		—	—		65,187	3,196,119
	Morgan Stanley**	128,899	4,999,992		—	—		128,899	4,999,992
	State Street Corp.**	42,722	3,289,594		—	—		42,722	3,289,594

			14,767,846	3.1%		63,372,119	1.7%		78,139,965	1.8%

Chemicals	Dow Chemical Co. (The)**	72,386	3,703,992		—	—		72,386	3,703,992
	E.I. du Pont de Nemours & Co.**	29,214	1,868,235		—	—		29,214	1,868,235
	Ecolab, Inc.	45,998	5,200,994		584,164	66,051,423		630,162	71,252,417
	Givaudan S.A. (a)**	925	1,603,003		—	—		925	1,603,003
	Monsanto Co.**	17,067	1,819,171		—	—		17,067	1,819,171
	Praxair, Inc.	—	—		786,961	94,081,188		786,961	94,081,188
	Syngenta AG**	11,033	4,521,091		—	—		11,033	4,521,091
	Valspar Corp. (The)**	40,008	3,273,455		—	—		40,008	3,273,455

			21,989,941	4.7%		160,132,611	4.3%		182,122,552	4.3%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Communications Equipment	F5 Networks, Inc. (a)**	35,934	$4,324,657	0.9%	—	$—	0.0%	35,934	$4,324,657	0.1%

Consumer Finance	American Express Co.**	80,577	6,262,444		—	—		80,577	6,262,444
	Discover Financial Services**	41,253	2,376,998		—	—		41,253	2,376,998

			8,639,442	1.8%		—	0.0%		8,639,442	0.2%

Diversified Consumer Services	Houghton Mifflin Harcourt Co. (a)**	47,932	1,207,886	0.3%	—	—	0.0%	47,932	1,207,886	0.0%

Electric Utilities	American Electric Power Co., Inc.**	70,854	3,753,137		—	—		70,854	3,753,137
	NextEra Energy, Inc.**	30,071	2,947,860		—	—		30,071	2,947,860

			6,700,997	1.4%		—	0.0%		6,700,997	0.2%

Electrical Equipment	Eaton Corp. plc**	31,164	2,103,258		—	—		31,164	2,103,258
	Rockwell Automation, Inc.**	14,911	1,858,507		—	—		14,911	1,858,507

			3,961,765	0.8%		—	0.0%		3,961,765	0.1%

Energy Equipment & Services	Cameron International Corp. (a)**	35,405	1,854,160		—	—		35,405	1,854,160
	Helmerich & Payne, Inc. (b)**	16,780	1,181,648		—	—		16,780	1,181,648
	Schlumberger, Ltd.	—	—		838,606	72,279,451		838,606	72,279,451

			3,035,808	0.6%		72,279,451	1.9%		75,315,259	1.8%

Food & Staples Retailing	Costco Wholesale Corp.	—	—		476,037	64,293,557		476,037	64,293,557
	CVS Health Corp.	111,597	11,704,293		661,875	69,417,450		773,472	81,121,743
	Wal-Mart Stores, Inc.	—	—		1,032,475	73,233,452		1,032,475	73,233,452
	Walgreens Boots Alliance, Inc.	—	—		788,355	66,568,696		788,355	66,568,696

			11,704,293	2.5%		273,513,155	7.3%		285,217,448	6.8%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Food Products	Campbell Soup Co. (b)**	85,476	$4,072,931		—	$—		85,476	$4,072,931
	General Mills, Inc.**	49,791	2,774,354		—	—		49,791	2,774,354
	Hershey Co. (The)**	81,626	7,250,838		—	—		81,626	7,250,838
	Kraft Foods Group, Inc.**	48,100	4,095,234		—	—		48,100	4,095,234
	Mead Johnson Nutrition Co.**	42,721	3,854,289		—	—		42,721	3,854,289
	Mondelez International, Inc. - Class A**	132,121	5,435,458		—	—		132,121	5,435,458

			27,483,104	5.9%		—	0.0%		27,483,104	0.6%

Health Care Equipment & Supplies	Abbott Laboratories**	98,166	4,817,987		—	—		98,166	4,817,987
	Becton Dickinson & Co.**	41,159	5,830,172		—	—		41,159	5,830,172
	C.R. Bard, Inc.**	60,083	10,256,168		—	—		60,083	10,256,168
	Medtronic plc	—	—		1,140,113	84,482,373		1,140,113	84,482,373
	Smith & Nephew plc (ADR)**	84,570	2,871,152		—	—		84,570	2,871,152

			23,775,479	5.1%		84,482,373	2.3%		108,257,852	2.6%

Health Care Providers & Services	Aetna, Inc.**	42,081	5,363,644		—	—		42,081	5,363,644
	Cardinal Health, Inc.	33,175	2,775,089		1,088,003	91,011,451		1,121,178	93,786,540
	Express Scripts Holding Co. (a)**	33,978	3,022,003		—	—		33,978	3,022,003
	Humana, Inc.**	23,999	4,590,529		—	—		23,999	4,590,529
	McKesson Corp.**	28,011	6,297,153		—	—		28,011	6,297,153
	UnitedHealth Group, Inc.	—	—		909,332	110,938,504		909,332	110,938,504

			22,048,418	4.7%		201,949,955	5.4%		223,998,373	5.3%

Hotels, Restaurants & Leisure	McDonald’s Corp.	—	—	0.0%	910,832	86,592,798	2.3%	910,832	86,592,798	2.1%

Household Durables	Electrolux AB - Series B**	91,340	2,857,976		—	—		91,340	2,857,976
	Whirlpool Corp.**	12,967	2,243,939		—	—		12,967	2,243,939

			5,101,915	1.1%		—	0.0%		5,101,915	0.1%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Household Products	Clorox Co. (The)**	20,942	$2,178,387		—	$—		20,942	$2,178,387
	Colgate-Palmolive Co.	36,061	2,358,750		1,169,153	76,474,298		1,205,214	78,833,048
	Procter & Gamble Co. (The)	—	—		857,163	67,064,433		857,163	67,064,433

			4,537,137	1.0%		143,538,731	3.8%		148,075,868	3.5%

Industrial Conglomerates	3M Co.**	24,549	3,787,911		—	—		24,549	3,787,911
	General Electric Co.**	220,981	5,871,465		—	—		220,981	5,871,465

			9,659,376	2.1%		—	0.0%		9,659,376	0.2%

Insurance	ACE, Ltd.	—	—		994,768	101,148,010		994,768	101,148,010
	Chubb Corp. (The)	85,761	8,159,302		678,651	64,566,856		764,412	72,726,158
	Marsh & McLennan Cos., Inc.	—	—		1,484,491	84,170,640		1,484,491	84,170,640
	Travelers Cos., Inc. (The)**	41,499	4,011,293		—	—		41,499	4,011,293

			12,170,595	2.6%		249,885,506	6.7%		262,056,101	6.2%

Internet Software & Services	eBay, Inc. (a)**	44,687	2,691,945		—	—		44,687	2,691,945
	Facebook, Inc. - Class A (a)**	63,420	5,439,216		—	—		63,420	5,439,216
	Google, Inc. - Class A (a)**	8,634	4,662,706		—	—		8,634	4,662,706
	Google, Inc. - Class C (a)**	4,498	2,341,254		—	—		4,498	2,341,254

			15,135,121	3.2%		—	0.0%		15,135,121	0.4%

IT Services	Accenture plc - Class A	—	—		1,021,380	98,849,157		1,021,380	98,849,157
	Automatic Data Processing, Inc.	41,552	3,333,717		1,085,713	87,106,754		1,127,265	90,440,471
	DST Systems, Inc.**	30,592	3,853,980		—	—		30,592	3,853,980
	Fiserv, Inc. (a)**	57,236	4,740,858		—	—		57,236	4,740,858
	International Business Machines Corp.**	12,141	1,974,855		—	—		12,141	1,974,855
	Visa, Inc. - Class A**	35,560	2,387,854		—	—		35,560	2,387,854

			16,291,264	3.5%		185,955,911	5.0%		202,247,175	4.8%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Life Sciences Tools & Services	Thermo Fisher Scientific, Inc.**	39,561	$5,133,435	1.1%	—	$—	0.0%	39,561	$5,133,435	0.1%

Machinery	Ingersoll-Rand plc**	69,706	4,699,578		—	—		69,706	4,699,578
	PACCAR, Inc. (b)**	35,292	2,251,983		—	—		35,292	2,251,983

			6,951,561	1.5%		—	0.0%		6,951,561	0.2%

Media	CBS Corp. - Class B**	102,937	5,713,004		—	—		102,937	5,713,004
	Gannett Co., Inc. (a)**	22,619	316,440		—	—		22,619	316,440
	John Wiley & Sons, Inc. - Class A**	96,119	5,225,990		—	—		96,119	5,225,990
	Pearson plc**	150,962	2,860,826		—	—		150,962	2,860,826
	Scripps Networks Interactive, Inc. - Class A (b)**	70,025	4,577,534		—	—		70,025	4,577,534
	TEGNA, Inc.**	45,238	1,450,783		—	—		45,238	1,450,783
	Time, Inc.**	23,141	532,474		—	—		23,141	532,474
	Walt Disney Co. (The) (b)	77,801	8,880,206		521,663	59,542,615		599,464	68,422,821

			29,557,257	6.3%		59,542,615	1.6%		89,099,872	2.1%

Multiline Retail	Nordstrom, Inc.**	42,473	3,164,239	0.7%	—	—	0.0%	42,473	3,164,239	0.1%

Oil, Gas & Consumable Fuels	Cabot Oil & Gas Corp.**	128,652	4,057,684		—	—		128,652	4,057,684
	Chevron Corp.	—	—		908,193	87,613,379		908,193	87,613,379
	Exxon Mobil Corp.	—	—		1,048,248	87,214,233		1,048,248	87,214,233
	Kinder Morgan, Inc.**	62,880	2,413,963		—	—		62,880	2,413,963
	Marathon Oil Corp.**	112,173	2,977,072		—	—		112,173	2,977,072
	Marathon Petroleum Corp.**	75,386	3,943,442		—	—		75,386	3,943,442
	Occidental Petroleum Corp.**	22,296	1,733,960		—	—		22,296	1,733,960
	Phillips 66**	37,529	3,023,336		—	—		37,529	3,023,336

			18,149,457	3.9%		174,827,612	4.7%		192,977,069	4.6%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Pharmaceuticals	AbbVie, Inc.**	61,764	$4,149,923		—	$—		61,764	$4,149,923
	Allergan plc (a)**	17,029	5,167,620		—	—		17,029	5,167,620
	AstraZeneca plc (ADR)**	33,676	2,145,498		—	—		33,676	2,145,498
	Eli Lilly & Co.**	54,573	4,556,300		—	—		54,573	4,556,300
	GlaxoSmithKline plc (ADR)**	51,487	2,144,434		—	—		51,487	2,144,434
	Johnson & Johnson	—	—		954,567	93,032,100		954,567	93,032,100
	Mallinckrodt plc (a)**	29,366	3,456,966		—	—		29,366	3,456,966
	Merck & Co., Inc.	101,523	5,779,704		1,600,543	91,118,913		1,702,066	96,898,617
	Pfizer, Inc.	128,117	4,295,763		1,415,006	47,445,151		1,543,123	51,740,914
	Roche Holding AG	6,846	1,922,038		261,026	73,283,957		267,872	75,205,995
	Shire plc**	37,399	3,006,250		—	—		37,399	3,006,250
	Zoetis, Inc.**	170,276	8,210,709		—	—		170,276	8,210,709

			44,835,205	9.5%		304,880,121	8.1%		349,715,326	8.3%

Real Estate Investment Trusts	OUTFRONT Media, Inc.**	10,354	261,335			—		10,354	261,335
	Public Storage	—	—		277,861	51,229,233		277,861	51,229,233

			261,335	0.1%		51,229,233	1.4%		51,490,568	1.2%

Road & Rail	Canadian National Railway Co.	—	—		1,469,960	84,808,101		1,469,960	84,808,101
	Norfolk Southern Corp.**	38,255	3,341,957		—	—		38,255	3,341,957
	Union Pacific Corp.	47,837	4,562,215		473,860	45,192,028		521,697	49,754,243

			7,904,172	1.7%		130,000,129	3.5%		137,904,301	3.3%

Semiconductors & Semiconductor Equipment	Analog Devices, Inc.**	69,684	4,472,667		—	—		69,684	4,472,667
	Broadcom Corp. - Class A**	63,434	3,266,217		—	—		63,434	3,266,217

			7,738,884	1.6%		—	0.0%		7,738,884	0.2%

		Met Investors Series Trust Pioneer Fund Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Portfolio			Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description	Shares / Principal Amount*	Value		Shares / Principal Amount*	Value		Shares / Principal Amount*	Value
Software	CDK Global, Inc.**	11,941	$644,575		—	$—		11,941	$644,575
	Check Point Software Technologies, Ltd. (a)(b)**	29,337	2,333,758		—	—		29,337	2,333,758
	Microsoft Corp.	265,303	11,713,128		2,475,709	109,302,552		2,741,012	121,015,680
	Oracle Corp.	—	—		1,978,373	79,728,432		1,978,373	79,728,432

			14,691,461	3.1%		189,030,984	5.0%		203,722,445	4.8%

Specialty Retail	Home Depot, Inc. (The)**	33,198	3,689,294		—	—		33,198	3,689,294
	Lowe’s Cos., Inc.	—	—		1,080,255	72,344,677		1,080,255	72,344,677
	Ross Stores, Inc.**	138,918	6,752,804		—	—		138,918	6,752,804
	TJX Cos., Inc. (The)	88,591	5,862,066		1,610,423	106,561,690		1,699,014	112,423,756

			16,304,164	3.5%		178,906,367	4.8%		195,210,531	4.6%

Technology Hardware, Storage & Peripherals	Apple, Inc.**	106,779	13,392,756		—	—		106,779	13,392,756
	EMC Corp.**	186,217	4,914,266		—	—		186,217	4,914,266
	NetApp, Inc.**	70,828	2,235,332		—	—		70,828	2,235,332

			20,542,354	4.4%		—	0.0%		20,542,354	0.5%

			Met Investors Series Trust Pioneer Fund Portfolio				Metropolitan Series Fund WMC Core Equity Opportunities Portfolio				Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description		Shares / Principal Amount*	Value			Shares / Principal Amount*	Value			Shares / Principal Amount*	Value
Textiles, Apparel & Luxury Goods	NIKE, Inc. - Class B		—	$—	0.0%		924,034	$99,814,153	2.7%		924,034	$99,814,153	2.4%

Total Common Stock		(Cost $ 336,555,600)		464,875,824	99.1%	(Cost $3,307,631,166)		3,678,683,117	98.3%	(Cost $3,644,186,766)		4,143,558,941	98.3%

Escrow Shares
Forest Products & Paper	Sino-Forest Corp. (c)		—	—	0.0%		5,844,000	0	0.0%		5,844,000	0

Total Escrow Shares		(Cost $ -)		—	0.0%	(Cost $ 0)		0	0.0%	(Cost $ 0)		—	0.0%

Short Term Investments
Mutual Fund	State Street Navigator Securities Lending MET Portfolio (d)		12,606,106	12,606,106	2.7%		30,457,928	30,457,928	0.8%		43,064,034	43,064,034	1.0%

			Met Investors Series Trust Pioneer Fund Portfolio				Metropolitan Series Fund WMC Core Equity Opportunities Portfolio				Metropolitan Series Fund WMC Core Equity Opportunities Proforma
Common Stocks	Security Description		Shares / Principal Amount*	Value			Shares / Principal Amount*	Value			Shares / Principal Amount*	Value
Repurchase Agreement	Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $4,196,008 & $60,913,766 on 07/01/15, collateralized by $3,890,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $4,282,353 & by $61,510,000 U.S. Treasury Note at 1.375% due 06/30/18 with a value of $62,134,696.		4,196,008	$4,196,008	0.9%		60,913,766	$60,913,766	1.6%		65,109,774	$65,109,774	1.6%

Total Short Term Investments		(Cost $16,802,114)		16,802,114	3.6%	(Cost $91,371,694)		91,371,694	2.4%	$ (Cost $108,173,808)		108,173,808	2.6%

Total Investments		(Cost $353,357,714) (e)		481,677,938	102.7%	(Cost $3,399,002,860) (e)		3,770,054,811	100.7%	(Cost $3,752,360,574) (e)		4,251,732,749	100.9%

Other assets and liabilities (net)				(12,501,380)	-2.7%			(25,746,885)	-0.7%			(38,248,265)	-0.9%

Net Assets				$469,176,558	100.0%			$3,744,307,926	100.0%			$4,213,484,484	100.0%

*	Principal amount stated in U.S. dollars unless otherwise noted.
**	It is currently anticipated that the security, or a portion of the security, may be disposed of prior to the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of Wellington Management Company LLP, the Portfolio’s subadviser.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $44,953,579 and the collateral received consisted of cash in the amount of $43,064,034 and non-cash collateral with a value of $2,649,049. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent less than 0.05% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(e)	As of June 30, 2015, the aggregate cost of investments was $3,752,360,574. The aggregate unrealized appreciation and depreciation of investments were $573,361,191 and $(73,989,016), respectively, resulting in net unrealized appreciation of $499,372,175.

(ADR)	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015 Unaudited:

	Met Investors Series Trust Pioneer Fund Portfolio				Met Investors Series Trust WMC Core Equity Opportunities Portfolio				Met Investors Series Trust WMC Core Equity Opportunities Portfolio Proforma
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks												—
Aerospace & Defense	$9,637,482	$—	$—	$9,637,482	$405,277,176	$—	$—	$405,277,176	$414,914,658	$—	$—	$414,914,658
Air Freight & Logistics	—	—	—	—	121,042,625	—	—	121,042,625	121,042,625	—	—	121,042,625
Auto Components	2,676,084	—	—	2,676,084	—	—	—	—	2,676,084	—	—	2,676,084
Banks	37,101,155	—	—	37,101,155	153,436,936	—	—	153,436,936	190,538,091	—	—	190,538,091
Beverages	11,144,520	—	—	11,144,520	96,487,950	126,401,811	—	222,889,761	107,632,470	126,401,811	—	234,034,281
Biotechnology	13,653,258	—	—	13,653,258	66,102,795	—	—	66,102,795	79,756,053	—	—	79,756,053
Building Products	2,894,757	—	—	2,894,757	—	—	—	—	2,894,757	—	—	2,894,757
Capital Markets	14,767,846	—	—	14,767,846	63,372,119	—	—	63,372,119	78,139,965	—	—	78,139,965
Chemicals	15,865,847	6,124,094	—	21,989,941	160,132,611	—	—	160,132,611	175,998,458	6,124,094	—	182,122,552
Communications Equipment	4,324,657	—	—	4,324,657	—	—	—	—	4,324,657	—	—	4,324,657
Consumer Finance	8,639,442	—	—	8,639,442	—	—	—	—	8,639,442	—	—	8,639,442
Diversified Consumer Services	1,207,886	—	—	1,207,886	—	—	—	—	1,207,886	—	—	1,207,886
Electric Utilities	6,700,997	—	—	6,700,997	—	—	—	—	6,700,997	—	—	6,700,997
Electrical Equipment	3,961,765	—	—	3,961,765	—	—	—	—	3,961,765	—	—	3,961,765
Energy Equipment & Services	3,035,808	—	—	3,035,808	72,279,451	—	—	72,279,451	75,315,259	—	—	75,315,259
Food & Staples Retailing	11,704,293	—	—	11,704,293	273,513,155	—	—	273,513,155	285,217,448	—	—	285,217,448
Food Products	27,483,104	—	—	27,483,104	—	—	—	—	27,483,104	—	—	27,483,104
Health Care Equipment & Supplies	23,775,479	—	—	23,775,479	84,482,373	—	—	84,482,373	108,257,852	—	—	108,257,852
Health Care Providers & Services	22,048,418	—	—	22,048,418	201,949,955	—	—	201,949,955	223,998,373	—	—	223,998,373
Hotels, Restaurants & Leisure	—	—	—	—	86,592,798	—	—	86,592,798	86,592,798	—	—	86,592,798
Household Durables	2,243,939	2,857,976	—	5,101,915	—	—	—	—	2,243,939	2,857,976	—	5,101,915
Household Products	4,537,137	—	—	4,537,137	143,538,731	—	—	143,538,731	148,075,868	—	—	148,075,868
Industrial Conglomerates	9,659,376	—	—	9,659,376	—	—	—	—	9,659,376	—	—	9,659,376
Insurance	12,170,595	—	—	12,170,595	249,885,506	—	—	249,885,506	262,056,101	—	—	262,056,101
Internet Software & Services	15,135,121	—	—	15,135,121	—	—	—	—	15,135,121	—	—	15,135,121
IT Services	16,291,264	—	—	16,291,264	185,955,911	—	—	185,955,911	202,247,175	—	—	202,247,175
Life Sciences Tools & Services	5,133,435	—	—	5,133,435	—	—	—	—	5,133,435	—	—	5,133,435
Machinery	6,951,561	—	—	6,951,561	—	—	—	—	6,951,561	—	—	6,951,561
Media	26,696,431	2,860,826	—	29,557,257	59,542,615	—	—	59,542,615	86,239,046	2,860,826	—	89,099,872
Multiline Retail	3,164,239	—	—	3,164,239	—	—	—	—	3,164,239	—	—	3,164,239

	Met Investors Series Trust Pioneer Fund Portfolio				Met Investors Series Trust WMC Core Equity Opportunities Portfolio				Met Investors Series Trust WMC Core Equity Opportunities Portfolio Proforma
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$18,149,457	$—	$—	$18,149,457	$4174,827,612	$—	$—	$174,827,612	$192,977,069	$—	$—	$192,977,069
Pharmaceuticals	39,906,917	4,928,288	—	44,835,205	231,596,164	73,283,957	—	304,880,121	271,503,081	78,212,245	—	349,715,326
Real Estate Investment Trusts	261,335	—	—	261,335	51,229,233	—	—	51,229,233	51,490,568	—	—	51,490,568
Road & Rail	7,904,172	—	—	7,904,172	130,000,129	—	—	130,000,129	137,904,301	—	—	137,904,301
Semiconductors & Semiconductor Equipment	7,738,884	—	—	7,738,884	—	—	—	—	7,738,884	—	—	7,738,884
Software	14,691,461	—	—	14,691,461	189,030,984	—	—	189,030,984	203,722,445	—	—	203,722,445
Specialty Retail	16,304,164	—	—	16,304,164	178,906,367	—	—	178,906,367	195,210,531	—	—	195,210,531
Technology Hardware, Storage & Peripherals	20,542,354	—	—	20,542,354	—	—	—	—	20,542,354	—	—	20,542,354
Textiles, Apparel & Luxury Goods	—	—	—	—	99,814,153	—	—	99,814,153	99,814,153	—	—	99,814,153

Total Common Stocks	$448,104,640	$16,771,184	$—	$464,875,824	$3,478,997,349	$199,685,768	$—	$3,678,683,117	$3,927,101,989	$216,456,952	$—	$4,143,558,941

Total Escrow Shares *	$—	$—	$—	$—	$—	$—	$0	$0	$—	$—	$0	$0

Short-Term Investments
Mutual Fund	12,606,106	—	—	12,606,106	30,457,928	—	—	30,457,928	43,064,034	—	—	43,064,034
Repurchase Agreement	—	4,196,008	—	4,196,008	—	60,913,766	—	60,913,766	—	65,109,774	—	65,109,774

Total Short-Term Investments	$12,606,106	$4,196,008	$—	$16,802,114	$30,457,928	$60,913,766	$—	$91,371,694	$43,064,034	$65,109,774	$—	$108,173,808

Total Investments	$460,710,746	$20,967,192	$—	$481,677,938	$3,509,455,277	$260,599,534	$0	$3,770,054,811	$3,970,166,023	$281,566,726	$0	$4,251,732,749

Collateral for securities loaned (Liability)	$—	$(12,606,106)	$—	$(12,606,106)	$—	$(30,457,928)	$—	$(30,457,928)	$—	$(43,064,034)	$—	$(43,064,034)

*	See Schedule of Investments for additional detailed categorizations.

As of June 30, 2015, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2014 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2015 have not been presented.

Metropolitan Series Fund

COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

	Met Investors Series Trust Pioneer Fund Portfolio		Metropolitan Series Fund WMC Core Equity Opportunities Portfolio		Adjustments (References are to Pro Forma Footnotes)		Metropolitan Series Fund WMC Core Equity Opportunities Portfolio Pro Forma Combined
Assets
Investments, at value	$481,677,938	(a)(b)	$3,770,054,811	(a)(b)	$—		$4,251,732,749	(a)(b)
Cash	23,281		—		—		23,281
Cash denominated in foreign currencies	—		259,672	(c)	—		259,672
Receivable for:
Investments sold	2,450,885		—		—		2,450,885
Fund shares sold	131,812		644,149		—		775,961
Dividends	538,536		6,960,758		—		7,499,294

Total assets	484,822,452		3,777,919,390		—		4,262,741,842

Liabilities
Payable for:
Investments purchased	2,222,413		—		—		2,222,413
Fund shares redeemed	339,197		720,568		—		1,059,765
Collateral for securities loaned	12,606,106		30,457,928		—		43,064,034
Accrued expenses:			—
Management fees	244,056		1,736,599		—		1,980,655
Distribution and services fees	18,422		242,993		—		261,415
Deferred trustees’ fees	76,980		69,125		—		146,105
Other expenses	138,720		384,251		—		522,971

Total liabilities	15,645,894		33,611,464		—		49,257,358

Net Assets	$469,176,558		$3,744,307,926		$—		$4,213,484,484

Net assets consist of:
Paid in surplus	$322,094,389		$3,275,838,645		$—		3,597,933,034
Undistributed net investment income	2,590,736		32,331,579		—		34,922,315
Accumulated net realized gain (loss)	16,170,744		65,111,004		—		81,281,748
Unrealized appreciation (depreciation) on investments and foreign currency transactions	128,320,689		371,026,698		—		499,347,387

Net Assets	$469,176,558		$3,744,307,926		$—		$4,213,484,484

Net Assets - Class A	$380,811,794		$2,228,681,538		$—		$2,609,493,332

Net Assets - Class B	88,364,764		643,826,857		—		732,191,621

Net Assets - Class E			871,799,531		—		871,799,531

Capital shares outstanding* - Class A	28,979,196		81,162,724		(15,111,323	) (d)	95,030,597

Capital shares outstanding* - Class B	6,822,747		23,683,928		(3,571,652	) (d)	26,935,023

Capital shares outstanding - Class E	—		32,001,334		—		32,001,334

Net Asset Value, Offering Price and Redemption Price Per Share - Class A	$13.14		$27.46		—		$27.46

Net Asset Value, Offering Price and Redemption Price Per Share - Class B	12.95		27.18		—		27.18

Net Asset Value, Offering Price and Redemption Price Per Share - Class E			27.24		—		27.24

* The Portfolio is authorized to issue an unlimited number of shares.
(a) Identified cost of investments was $	$353,357,714		$3,399,002,860		$—		$3,752,360,574
(b) Includes securities loaned at value of $	$14,854,290		$30,099,289		$—		$44,953,579

(c) Identified cost of cash denominated in foreign currencies was	$—		$259,672		$—		$259,672

(d)   Reflects change in shares outstanding due to the issuance of Class A & B Shares of WMC Core Equity Opportunities Portfolio in exchange for Class A & B Shares of Pioneer Fund Portfolio based upon the net asset value of the WMC Core Equity Opportunities Portfolio’s Class A & B Shares at June 30, 2015.

See accompanying notes to financial statements.

Metropolitan Series Fund

COMBINED PRO FORMA STATEMENT OF OPERATIONS

For the twelve month period ended June 30, 2015 (Unaudited)

	Met Investors Series Trust Pioneer Fund Portfolio	Metropolitan Series Fund WMC Core Equity Opportunities Portfolio	Adjustments (References are to Pro Forma Footnotes)		Metropolitan Series Fund WMC Core Equity Opportunities Portfolio Pro Forma Combined
Investment Income
Dividends	$8,970,760 (a)	$90,597,338 (a)	$—		$99,568,098 (a)
Securities lending income	43,042	317,106	—		360,148

Total investment income	9,013,802	90,914,444	—		99,928,246
Expenses
Management fees	$3,231,782	$27,786,171	(99,273	) (b)	30,918,680
Administration fees	11,776	91,974	—		103,750
Custodian and accounting fees	55,042	429,457	(20,396	) (c)	464,103
Distribution and service fees - Class B	215,044	1,715,822	—		1,930,866
Distribution and service fees - Class E	—	1,415,787	—		1,415,787
Audit and tax services	41,247	42,665	(41,247	) (c)	42,665
Legal	32,944	36,797	(32,516	) (c)	37,225
Trustees’ fees and expenses	42,625	39,767	(42,071	) (c)	40,321
Shareholder reporting	31,723	541,701	—		573,424
Insurance	3,069	24,740	—		27,809
Miscellaneous	12,675	39,777	(7,844	) (c)	44,608

Total Expenses	3,677,927	32,164,658	(243,347)		35,599,238
Less management fee waiver	(240,907)	(5,780,838)	(285,686	) (d)	(6,307,431)
Less broker commission recapture	(34,737)	(5,163)	—		(39,900)

Net Expenses	3,402,283	26,378,657	(529,033)		29,251,907

Net Investment Income	5,611,519	64,535,787	529,033		70,676,339

Net Realized and Unrealized Gain
Net realized gain on:
Investments	45,175,608	122,781,861	—		167,957,469
Foreign currency transactions	(6,899)	(215,180)	—		(222,079)

Net realized gain	45,168,709	122,566,681	—		167,735,390

Unrealized appreciation on:
Investments	(25,717,032)	49,040,960	—		23,323,928
Foreign currency transactions	388	—	—		388
Net realized and unrealized gain	19,452,065	171,607,641	—		191,059,706

Net increase in Net Assets from Operations	$25,063,584	$236,143,428	$529,033		$261,736,045

(a) Net of foreign withholding taxes of	$25,052	$1,067,169	$—		$1,092,221
(b) Reflects the WMC Core Equity Opportunities Portfolio investment advisory fee rates.
(c) Reflects adjustment of certain fees to conform to the WMC Core Equity Opportunities Portfolio expense structure.
(d) Reflects the WMC Core Equity Opportunities Portfolio investment advisory fee waiver rates.

See accompanying notes to financial statements.

Notes to Pro Forma Combining Financial Statements (Unaudited)

June 30, 2015

1	Description of the Fund

The WMC Core Equity Opportunities Portfolio (the “WMC Portfolio” or the “Acquiring Portfolio”), a portfolio of Metropolitan Series Fund, (“MSF”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The WMC Portfolio consists of three classes of shares, Class A, Class B and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

2	Basis of Combination

The unaudited pro forma statements give effect to the proposed reorganization of Pioneer Fund Portfolio (the “Pioneer Portfolio” or the “Acquired Portfolio”), a portfolio of Met Investors Series Trust, (“MIST”), in exchange for shares of the WMC Portfolio, at net asset value (the “Reorganization”). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, WMC Portfolio, and the results of operations of Pioneer Portfolio for pre-combination periods will not be restated. The WMC Portfolio will be the accounting survivor for financial reporting purposes. The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the Reorganization. At December 31, 2014, the Acquired and Acquiring Portfolios did not have any capital loss carryforwards. The cost of the Reorganization and proxy solicitation will not be paid by either of the Portfolios. All of these costs will be paid by the Acquiring Portfolio’s subadviser, Wellington Management Company LLP (the “Subadviser”).

Although the Acquired Portfolio and Acquiring Portfolio have similar investment objectives and principal investment strategies, it is currently expected that the portion of the Acquired Portfolio’s portfolio assets that are not held by the Acquiring Portfolio (which represents approximately 75% of the Acquired Portfolio’s assets) will be sold prior to the consummation of the Reorganization, which may result in the Acquired Portfolio realizing capital gains. Actual portfolio sales will depend on the portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Subadviser. Because contract owners hold their interests in the Acquired Portfolio through variable products, no contract owner will recognize any capital gains as a result of the portfolio repositioning. It is estimated that such repositioning will result in brokerage and other transaction costs of approximately $1 million, or 0.21%. Any such repositioning costs will be borne by the Acquired Portfolio.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Pioneer Portfolio and WMC Portfolio, as though the Reorganization occurred as of June 30, 2015.

The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the twelve-month period ended June 30, 2015 as though the Reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Pioneer Portfolio and WMC Portfolio, which are incorporated by reference in the Statement of Additional Information.

The Portfolios have the same fund recordkeeping services agent, investment adviser, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio, which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contracts. The Acquired Portfolio’s advisory fee is 0.70% on the first $200 million of average daily net assets, 0.65% on the next $300 million of average daily net assets, 0.60% on the next $1.5 billion of average daily net assets and 0.55% on amounts in excess of $2 billion of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.75% on the first $1 billion of average daily net assets, 0.70% on the next $2 billion of average daily net assets and 0.65% on amounts in excess of $3 billion of average daily net assets. In addition, MetLife Advisers, LLC (the “Adviser”) has agreed to reduce the advisory fee for each Class of the Acquiring Portfolio to the annual rate of 0.630% of the first $500 million of the Portfolio’s average daily net assets, 0.605% of the next $500 million, 0.580% of the next $3.5 billion and 0.555% of amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2016, only with the approval of the Board of Trustees of the Acquiring Portfolio. The Subadviser of the Acquiring Portfolio has also voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Acquiring Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Acquiring Portfolio pursuant to the voluntary subadvisory fee waiver.

As of June 30, 2015, the net assets of (i) the Acquired Portfolio were $469,176,558 and (ii) the Acquiring Portfolio were $3,744,307,926. The net assets of the combined Portfolios as of June 30, 2015 would have been $4,213,484,484 on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Portfolio at June 30, 2015 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, of the Acquired Portfolio of $380,811,794, and $88,364,764 for Class A and Class B

respectively, and the net asset value of the Acquiring Portfolio of $27.46, and $27.18 for Class A and Class B, respectively. On a pro forma basis, shares of the Acquiring Portfolio would have been increased by 13,867,873 and 3,251,095 for Class A and Class B, respectively, in exchange for Class A and Class B shares of the Acquired Portfolio.

On a pro forma basis for the twelve months ended June 30, 2015, the proposed Reorganization would result in a decrease of $99,273 in the management fees charged, an increase in advisory waiver of $97,861, an increase in voluntary subadvisory fee waiver of $187,825 and a decrease in other operating expenses (including custody fees and audit fees) of $144,074.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.67% and 0.92% for Class A and Class B, respectively, as of June 30, 2015. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.62%, 0.87% and 0.77% for Class A, Class B and Class E, respectively, as of June 30, 2015. As a result of the Reorganization, the Acquiring Portfolio’s pro forma operating expenses are expected to be 0.62%, 0.87% and 0.77% for Class A, Class B and Class E, respectively.

3	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. A Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, MSF and MIST’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the respective Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for each Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of a Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of each Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with each Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of each Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by a Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - Each Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, return of capital adjustment and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. Each Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Repurchase Agreements - Each Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. A Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is each Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - Each Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of a Portfolio.

MSF and MIST have each entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on a Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. A Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and a Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between a Portfolio and the custodian. Income received by a Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by a Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by a Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify a Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - MSF and MIST have each entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, a Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to a Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.